FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Entry into a Material Definitive Agreement; Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

This Form 8-K is being filed to provide information with respect to the amendment and/or adoption of the following documents with respect to officers of Telephone and Data Systems, Inc. (“TDS”) that are specified in paragraph (e) of Item 5.02 of Form 8-K:

1.                                       Approval of Form of Corporate Officer Long-Term Incentive Plan Stock Option Award Agreement

This form provides for the award of stock options with respect to TDS Special Common Shares to corporate officers of TDS and was previously filed as Exhibit 10.5 to TDS’ Current Report on Form 8-K dated August 26, 2008.   This form was amended by TDS on November 19, 2008 to reflect requirements of Section 409A of the Internal Revenue Code (“Section 409A”).  The revisions to this form provide that any substitution or adjustment of the option in connection with a business transaction or change in control shall be made in accordance with the Section 409A requirements, which mandate that the economic value be preserved.  A copy of the amended form is filed herewith as Exhibit 10.1.

2.                                       Adoption of Guidelines for the Determination of Annual Bonus for the President and Chief Executive Officer of TDS

On November 19, 2008, TDS established Guidelines for the Determination of Annual Bonus for the President and Chief Executive Officer of TDS.  The guidelines provide that the TDS Compensation Committee will determine in its sole discretion whether an annual bonus will be payable to TDS’s President and Chief Executive Officer for a performance year and, if so, the amount of such bonus, considering certain specified factors and such other factors that the TDS Compensation Committee determines relevant.  These guidelines provide, with limited exception, that any bonus awarded will have a payment deadline of March 15 in the year following the performance period.  By specifying such payment deadline in writing, TDS ensures that any bonus awarded will comply with Section 409A.  A copy of these guidelines is filed herewith as Exhibit 10.2.

3.                                       Adoption of Guidelines for the Determination of Annual Bonus for the Chairman Emeritus of TDS

On November 19, 2008, TDS established Guidelines for the Determination of Annual Bonus for the Chairman Emeritus of TDS. The guidelines provide that the TDS Compensation Committee will determine in its sole discretion whether an annual bonus will be payable to the Chairman Emeritus for a performance year and, if so, the amount of such bonus, considering certain specified factors and such other factors that the TDS Compensation Committee determines relevant.  These guidelines provide, with limited exception, that any bonus awarded will have a payment deadline of March 15 in the year following the performance period.  By specifying such payment deadline in writing, TDS ensures that any bonus awarded will comply with Section 409A.  A copy of these guidelines is filed herewith as Exhibit 10.3.

4.                                       Amendment to Salary Continuation Agreement for LeRoy T. Carlson

The Salary Continuation Agreement for LeRoy T. Carlson dated May 20, 1977, as amended May 22, 1981 and May 29, 1984 was previously filed as and is herein incorporated by reference from exhibits to TDS’ Registration Statement on Form S-2, No. 2-92307.  This agreement was further amended as of November 24, 2008 to comply with Section 409A.  This amendment revises the Salary Continuation Agreement (i) to cause the payment to be triggered by a Section 409A-defined “separation from service” (rather than termination of employment) and (ii) to specify a six-month payment delay, with delayed payments to be made to Mr. Carlson in a lump sum during the seventh calendar month following his separation.  A copy of the amendment is filed herewith as Exhibit 10.4.

5.                                       Amendment of Guidelines and Procedures for TDS Officer Bonuses

As previously reported, on June 4, 2007, TDS established Guidelines and Procedures for TDS Officer Bonuses, which guidelines were previously filed as and are herein incorporated by reference from Exhibit 10.1 to TDS’s Form 10-Q for the quarter ended March 31, 2007.  On November 25, 2008, TDS amended these guidelines solely for the purpose of establishing a payment deadline of March 15 in the year following the performance period, to ensure that any bonus payable thereunder complies with Section 409A.  A copy of this amendment is filed herewith as Exhibit 10.5.

6.                                       Adoption of Guidelines for the Determination of Annual Bonus for the President and Chief Executive Officer of United States Cellular Corporation (“U.S. Cellular”)

On November 25, 2008, U.S. Cellular established Guidelines for the Determination of Annual Bonus for the President and Chief Executive Officer of U.S. Cellular.  The guidelines provide that the Chairman of U.S. Cellular will determine in his sole discretion whether an annual bonus will be payable to U.S. Cellular’s President and Chief Executive Officer for a performance year and, if so, the amount of such bonus, considering certain specified factors and such other factors that the

Chairman determines relevant.  These guidelines provide, with limited exception, that any bonus awarded will have a payment deadline of March 15 in the year following the performance period.  By specifying such payment deadline in writing, U.S. Cellular ensures that any bonus awarded will comply with Section 409A.  A copy of these guidelines is incorporated herein as Exhibit 10.6.

The preceding bonus guidelines simply are guidelines.  Notwithstanding anything to the contrary, 100% of the bonus is discretionary, and an officer shall have no right or expectation with respect to any bonus until it has been determined whether a bonus will be paid for a performance year.  The bonus is not earned by the officer, nor does the officer have a legally binding right to the bonus, unless and until the bonus amount, if any, is paid.

The foregoing descriptions are qualified by reference to the forms of such documents which are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date: November 25, 2008

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Corporate Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

10.1	Form of Corporate Officer Long-Term Incentive Plan Stock Option Award Agreement

10.2	Guidelines for the Determination of Annual Bonus for President and Chief Executive Officer of TDS

10.3	Guidelines for the Determination of Annual Bonus for Chairman Emeritus of TDS

10.4	Amendment to Salary Continuation Agreement for LeRoy T. Carlson

10.5	First Amendment to the Guidelines and Procedures for TDS Officer Bonuses

10.6	Guidelines for the Determination of Annual Bonus for President and Chief Executive Officer of U.S. Cellular, is hereby incorporated by reference to U.S. Cellular’s Form 8-K dated November 25, 2008